UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 26, 2022
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17901 Von Karman Avenue, Suite 1200, Irvine, CA 92614
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (949) 864-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	PPBI	NASDAQ Global Select Market

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 26, 2022, Pacific Premier Bancorp, Inc. (“PPBI”) issued a press release setting forth its (unaudited) financial results for the first quarter of 2022. A copy of PPBI's press release is furnished as Exhibit 99.1 and hereby incorporated by reference. A presentation regarding PPBI’s financial results for the three months ended March 31, 2022 is furnished as Exhibit 99.2 and incorporated herein by reference.

The information furnished under Item 2.02 and Item 9.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of PPBI under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

ITEM 8.01         OTHER EVENTS

Quarterly Dividend

On April 22, 2022, PPBI’s Board of Directors declared a $0.33 per share dividend, payable on May 13, 2022 to stockholders of record on May 6, 2022.

2022 Annual Meeting of Stockholders-Telephone Access

In its proxy statement filed with the Securities and Exchange Commission on April 13, 2022 in connection with PPBI's 2022 Annual Meeting of Stockholders ("Annual Meeting"), which will be held on Monday, May 23, 2022 at 9:00 a.m. Pacific Time, PPBI inadvertently provided an incorrect telephone number for accessing the Annual Meeting. Stockholders desiring to listen to the Annual Meeting by telephone may do so by dialing 866-290-5977 immediately prior to the Annual Meeting's start time and asking to join the Pacific Premier Bancorp, Inc. call. Stockholders accessing the Annual Meeting via telephone will not be able to vote their shares of common stock via telephone during the Annual Meeting, so it important for stockholders joining by phone to vote prior to the Annual Meeting.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

99.1	Press Release dated April 26, 2022
99.2	Investor Presentation, First Quarter 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	April 26, 2022	By:	/s/ STEVEN R. GARDNER
Steven R. Gardner
Chairman, Chief Executive Officer, and President